Exhibit 24.1

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.
Signature: /s/ C. Scott Hobbs
Name: C. Scott Hobbs
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Wayne L. Moore
Name: Wayne L. Moore
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Nancy M. Snyder
Name:     Nancy M. Snyder
Title: Director

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Fay West
Name: Fay West
Title: Senior Vice President
Chief Financial Officer and Director
(Principal Financial Officer)

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Katherine T. Gates
Name: Katherine T. Gates
Title: Senior Vice President,
General Counsel,
Chief Compliance Officer and Director

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Frederick A. Henderson
Name: Frederick A. Henderson
Title: Chairman, Chief Executive Officer,
President and Director
(Principal Executive Officer)

POWER OF ATTORNEY
The undersigned, an officer of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Allison S. Lausas
Name: Allison S. Lausas
Title: Vice President and Controller
(Principal Accounting Officer)